LEGG MASON PARTNERS VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE MONEY MARKET PORTFOLIO

Supplement dated May 31, 2010 to the Prospectus and statement of additional information dated February 26, 2010

The Securities and Exchange Commission has recently amended its regulations governing money market funds in order to tighten the risk-limiting provisions of the existing rules. Certain provisions of these rules affect the credit quality, liquidity, diversification and maturity of a money market fund’s investments.

In accordance with these rules, the fund invests in securities that, at the time of purchase, are rated by one or more rating agencies designated by the fund (a designated rating agency) in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category), or, if not rated by a designated rating agency, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded by a designated rating agency or the credit quality deteriorates, the fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

As of June 30, 2010, the fund will be required to maintain a weighted average maturity of 60 days or less. In addition, the fund must comply with rules with respect to its weighted average life. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund will also be required to follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. In addition, the fund will not be permitted to purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.

In addition, the new regulations permit the fund to suspend redemptions under certain limited circumstances.

The rules also govern a money market fund’s portfolio holdings disclosure. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Such information will remain available until updated holding information is posted. Beginning in October 2010, the previous month’s portfolio holdings information will be available on the fund’s website for at least six months after posting.

The adoption of these more stringent regulations governing the management of money market funds could have a negative effect on a fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base.

Any information in the Prospectus and statement of additional information that is inconsistent with these new rules is revised accordingly.

The statement of additional information is intended for use solely with respect to Legg Mason Western Asset Variable Money Market Portfolio. Any information with respect to Legg Mason Western Asset Variable High Income Portfolio or Legg Mason Western Asset Variable Adjustable Rate Income Portfolio is no longer applicable.

As of June 1, 2010, the fund is a series of a Maryland statutory trust and any information in the statement of additional information is revised accordingly.

Appendix A to the statement of information is amended to add the following:

The Board of Trustees of the fund has designated the following nationally recognized statistical rating organizations (“NRSROs”) any one or more of whose short-term credit ratings the fund would look to in determining whether a security is eligible for investment by the fund under applicable regulations:

•	Moody’s Investors Service, Inc.
•	Standard & Poor’s Ratings Services
•	Fitch, Inc.
•	DBRS Limited (f/k/a Dominion Bond Rating Service Limited)

DESCRIPTION OF RATINGS

Set forth below are descriptions of the ratings of each NRSRO designated by the fund, as publicly disclosed by such NRSRO from time to time. The ratings of an NRSRO represent the opinions of the NRSRO as to the quality of various debt obligations and are not a guaranty of quality. As described by the NRSROs, ratings are generally given to securities at the time of issuances. While an NRSRO may from time to time revise its ratings of a security, it undertakes no obligation to do so.

Description of DBRS Commercial Paper and Short Term Debt

The DBRS® short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (high)†

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

R-3†

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Description of DBRS Long Term Obligations*

The DBRS® long-term rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades. This scale is also used for preferred and hybrid instruments. References to interest throughout reflect dividend commitments, where applicable, for a preferred instrument. Within Canada, certain securities use the DBRS® Preferred Share Rating Scale.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

†	R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited
*	Formerly referred to as “Bond and Long Term Debt”

A

Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has not met a scheduled payment of interest or principal, the issuer has made it clear that it will miss such a payment in the near future, or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the non payment of a dividend will only be considered as a D if the missed payment constitutes default per the legal documents.

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